              SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER BALANCED INCOME FUND - CLASS C




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                          _                                       _
                         |        ______________________ |
FORMULA:                 |       |           |
                         |  /\ n |          ERV         |
         t  =            |    \  |       ------------- |  - 1
                         |     \ |           P        |
                         |      \|           |
                         |_                  _|


                      T = AVERAGE ANNUAL TOTAL RETURN
                      n = NUMBER OF YEARS
                    ERV = ENDING REDEEMABLE VALUE
                      P = INITIAL INVESTMENT


                                                  (A)
  $1,000         ERV AS OF     NUMBER OF     AVERAGE ANNUAL
INVESTED - P     31-Jan-97     YEARS - n    TOTAL RETURN - T
------------     ---------     ---------    ----------------
31-Jan-96        $1,068.20        1                6.82%

28-Mar-95        $1,260.80        1.8480          13.36%



(B) AVERAGE ANNUAL TOTAL RETURNS (STANDARIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                            _                                    _
                           |        ______________________ |
FORMULA:                   |       |           |
                           |  /\ n |          EVb       |
           tb =            |    \  |     -------------  |  - 1
                           |     \ |           P        |
                           |      \|                    |
                           |_                  _|


                     tb = AVERAGE ANNUAL COMPOUND RETURN
                          (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
                      n = NUMBER OF YEARS
                    EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
                          ASSUMED BY FUND MANAGER)
                      P = INITIAL INVESTMENT


                                                               (B)
  $1,000        ERV AS OF  AGGREGATE     NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Jan-97  TOTAL RETURN  YEARS - n    COMPOUND RETURN - tb
------------    ---------  ------------  ---------    --------------------
 31-Jan-96      $1,065.40      6.54%         1.00             6.54%
 28-Mar-95      $1,249.90     24.99%       1.8480            12.83%



(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(D)   TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
      (NON STANDARD COMPUTATIONS)


                            _                                    _
                           |        ______________________ |
FORMULA:                   |       |           |
                           |  /\ n |          EV        |
           t  =            |    \  |     -------------  |  - 1
                           |     \ |           P        |
                           |      \|           |
                           |_                  _|

                        EV
           TR =      --------     -1
                         P

                      I = AVERAGE ANNUAL COMPOUND RETURN
                          (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                      n = NUMBER OF YEARS
                     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES
                          CHARGE)
                      P = INITIAL INVESTMENT
                     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES
                          CHARGE)

                                                               (C)
  $1,000        EV  AS OF  TOTAL         NUMBER OF     AVERAGE ANNUAL
INVESTED - P    31-Jan-97  RETURN - TR   YEARS - n    COMPOUND RETURN - t
------------    ---------  ------------  ---------    --------------------
 31-Jan-96      $1,078.20      7.82%      1                   7.82%
 28-Mar-95      $1,260.80     26.08%      1.8480             13.36%


(E)          GROWTH OF $10,000
(F)          GROWTH OF $50,000
(G)          GROWTH OF $100,000

FORMULA:    G= (TR+1)*P
            G= GROWTH OF INITIAL INVESTMENT
            P= INITIAL INVESTMENT
            TR= TOTAL RETURN SINCE INCEPTION

   $10,000         TOTAL       (E)    GROWTH OF         (F)    GROWTH OF          (G)   GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT       $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------    -----------    ------------------       ---------------------     -----------------------
28-Mar-95        26.08              $12,608                  $63,040                     $126,080